EXHIBIT 10.1
EXECUTION COPY
     FOURTH AMENDMENT, dated as of February 28, 2006 (the “Fourth Amendment”), to the Amended and Restated Credit Agreement, dated as of July 1, 2004 (as amended, supplemented or otherwise modified, the “Credit Agreement”), among PIKE ELECTRIC CORPORATION, a Delaware corporation (“Holdings”), PIKE ELECTRIC, INC., a North Carolina corporation (the “Borrower”), the several banks and other financial institutions from time to time parties thereto (the “Lenders”), J.P. MORGAN SECURITIES INC., as syndication agent, NATIONAL CITY BANK, as documentation agent, and BARCLAYS BANK PLC, as administrative agent for the Lenders thereunder (in such capacity, the “Administrative Agent”). All capitalized terms used herein that are defined in the Credit Agreement and that are not otherwise defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.
W I T N E S S E T H:
     WHEREAS, the Borrower has requested that the Lenders agree to amend the Credit Agreement to modify certain terms and conditions of the Credit Agreement; and
     WHEREAS, the Lenders have agreed to amend the Credit Agreement solely on the terms and conditions set forth in this Fourth Amendment.
     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties agree as follows:
SECTION 1.   AMENDMENTS TO THE CREDIT AGREEMENT
     1.1.   Amendments to Section 8.9 (Dividends). Section 8.9(a) of the Credit Agreement is hereby amended by deleting clause (ix) thereto in its entirety and substituting in lieu thereof the following new clause (ix) immediately following clause (viii) thereto:
     (ix) Holdings may (A) pay Dividends on any date on which no Default or Event of Default is in existence and (B) pay any Dividend within 60 days after the date of declaration of the Dividend if at the date of declaration the Dividend would have complied with subclause (A) of this clause (ix).
SECTION 2.   CONDITIONS PRECEDENT
     This Fourth Amendment shall become effective on the date (the “Fourth Amendment Effective Date”) upon which the Administrative Agent shall have received (a) counterparts of this Fourth Amendment duly executed by Holdings, the Borrower and the Required Lenders and (b) an Acknowledgment and Consent, substantially in the form of Exhibit A hereto, duly executed and delivered by each Credit Party party to the Guarantee and Collateral Agreement.

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SECTION 3.   REPRESENTATIONS AND WARRANTIES.
     To induce the Administrative Agent and the Lenders to enter into this Fourth Amendment, each of Holdings and the Borrower hereby represent and warrant to the Administrative Agent and the Lenders that (before and after giving effect to this Fourth Amendment):
     3.1.   Each Credit Party has the corporate power and authority, and the legal right, to make and deliver this Fourth Amendment and the Acknowledgment and Consent (the “Amendment Documents”) to which it is a party and to perform its obligations under the Credit Agreement, as amended hereby (the “Amended Credit Agreement”). Each Credit Party has taken all necessary corporate or other action to authorize the execution, delivery and performance of the Amendment Documents to which it is a party and the performance of the Amended Credit Agreement.
     3.2.   Each of the representations and warranties made by any Credit Party herein or in or pursuant to the Credit Documents is true and correct in all material respects on and as of the Fourth Amendment Effective Date as if made on and as of such date (except that any representation or warranty which by its terms is made as of an earlier date shall be true and correct as of such earlier date).
     3.3.   The Borrower and the other Credit Parties have performed in all material respects all agreements and satisfied all conditions which this Fourth Amendment and the other Credit Documents provide shall be performed or satisfied by the Borrower or the other Credit Parties on or before the Fourth Amendment Effective Date.
     3.4.   After giving effect to this Fourth Amendment, no Default or Event of Default has occurred and is continuing, or will result from the consummation of the transactions contemplated by this Fourth Amendment.
SECTION 4.   MISCELLANEOUS.
     4.1.   Counterparts. This Fourth Amendment may be executed by the parties hereto in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Fourth Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Fourth Amendment.
     4.2.   Fees and Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses in connection with the negotiation, preparation, execution and delivery of this Fourth Amendment, including, without limitation, the reasonable fees and expenses of Simpson Thacher & Bartlett LLP.
     4.3.   Continuing Effect. Except as expressly amended hereby, the Credit Agreement and the other Credit Documents shall continue to be and shall remain in full force and effect in accordance with their terms. This Fourth Amendment shall not constitute an amendment or waiver of any provision of the Credit Agreement or the other Credit Documents not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of the Borrower or of Holdings that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein. Any reference to the “Credit Agreement” in the Credit Documents or any related documents shall be deemed to be a reference to the Credit Agreement as amended by this Fourth Amendment.

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     4.4.   GOVERNING LAW. THIS FOURTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
     4.5.   Miscellaneous. On and after the Fourth Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to the “Credit Agreement”, “thereunder”, “thereof”, or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Credit Agreement.

     IN WITNESS WHEREOF, the parties have caused this Fourth Amendment to be executed and delivered by their respective duly authorized officers as of the day and year first above written.

PIKE ELECTRIC CORPORATION

By:	/s/ Mark Castaneda

Name:
Title:

PIKE ELECTRIC, INC.

By:	/s/ Mark Castaneda

Name:
Title:
Fourth Amendment

BARCLAYS BANK PLC, as Administrative Agent

By:	/s/ David Barton

Name: David Barton
Title: Associate Director
Fourth Amendment

EXHIBIT A
ACKNOWLEDGMENT AND CONSENT
     Reference is hereby made to the Fourth Amendment dated as of February [___], 2006 (the “Fourth Amendment”) to the Amended and Restated Credit Agreement dated as of July 1, 2004 (as amended, supplemented or otherwise modified, the “Credit Agreement”; terms defined in the Credit Agreement being used in this Acknowledgement and Consent with the meanings given to such terms in the Credit Agreement) among PIKE ELECTRIC CORPORATION (“Holdings”). PIKE ELECTRIC, INC. (the “Borrower”), the several banks and other financial institutions from time to time parties thereto (the “Lenders”), J.P. MORGAN SECURITIES INC., as syndication agent, NATIONAL CITY BANK, as documentation agent, and BARCLAYS BANK PLC, as administrative agent for the Lenders thereunder (in such capacity, the “Administrative Agent”). Each of the undersigned parties to the Guarantee and Collateral Agreement and/or any Security Document, in each case as amended, supplemented or otherwise modified from time to time, hereby (a) consents to the Fourth Amendment and the transactions contemplated thereby and (b) acknowledges and agrees that the guarantees and grants of security interests contained in the Guarantee and Collateral Agreement and the Security Documents are, and shall remain, in full force and effect after giving effect to the Fourth Amendment.

PIKE EQUIPMENT AND SUPPLY COMPANY

By:	/s/ J. Eric Pike

Title: President & Chief Executive Officer

RED SIMPSON, INC.

By:	/s/ J. Eric Pike

Title:

AKERMAN FOUNDATION DRILLING, INC.

By:	/s/ J. Eric Pike

Title:

GILLETTE ELECTRIC CONSTRUCTION, INC.

By:	/s/ J. Eric Pike

Title:

A-1

INDUSTRIAL ELECTRICAL CORPORATION OF TEXAS

By:	/s/ J. Eric Pike

Title:

A-2